Exhibit 99.1

Great Plains Energy

Investor Presentation on 2008 Rate
Case Filings

September 9, 2008

Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in the regional, national and international markets, including but not limited to regional and national wholesale electricity markets; market perception of the energy industry, Great Plains
Energy, Kansas City Power & Light Company (KCP&L) and Aquila, which is doing business as KCP&L Greater
Missouri Operations Company (KCP&L GMO); changes in business strategy, operations or development plans;
effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L and KCP&L GMO can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on pension plan assets and costs; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including weather-related damage; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including retirement compensation and benefits costs; the ability to successfully integrate KCP&L and
KCP&L GMO operations and the timing and amount of resulting synergy savings; and other risks and uncertainties. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s most recent quarterly reports on Form 10-Q or Annual Reports on Form 10-K filed with the Securities and Exchange
Commission. This list of factors is not all-inclusive because it is not possible to predict all factors.
Forward Looking Statement

Great Plains Energy

Investor Presentation on 2008 Rate
Case Filings

September 9, 2008

Terry Bassham, CFO
Executive Vice President
Finance & Strategic Development

HIGH TENSION
2008 RETAIL PRICE PER KILOWATT HOUR, CENTS
15.0-29.9
12.0-14.9
10.0-11.9
8.0-9.9
6.0-7.9
U.S AVERAGE: 10.2¢
WA OR CA NV ID MT WY UT CO AR NM ND SD NE KS OK TX MN IA MO AR LA WI MI IL IN OH KY TN MS AL GA FL SC NC VA WV PA NY VT NH ME MA CT RI NJ DE MD DC AK HI
ELECTRICITY PRICES, PERCENT CHANGE, 2000-2008
80 70 60 50 40 30 20 10 0 -10
U.S AVERAGE: 24.1%
HI CT NV MD MA DE WA TX OR WI FL NJ RI DC AK MS MT CA AL KY ME UT CO NY TN SC MI MN ID LA GA VT IN WY NC NH PA VA OK IL AR NM AZ WV ND OH KS SD NE IA MO
Data: Energy Dept.

Business Week July 24, 2008
Missouri and Kansas Rates Below
National Average

$ in millions

Rate Case	Effective Date	Annual Revenue Increase Traditional	Additional Amortization	Total	Rate Base[*1]	Return on Equity	Rate-making Equity Ratio	Rate of Return
Missouri - KCP&L	1/1/2007	$28.9	$21.7	$50.6	$1,270	11.25%	53.69%	8.89%
Missouri - KCP&L	1/1/2008	$24.6	$10.7	$35.3	$1,298	10.75%	57.62%	8.68%
Kansas - KCP&L	1/1/2007	$25.0	$4.0	$29.0	$1,000	n/a[*2]	n/a	n/a
Kansas - KCP&L	1/1/2008	$17.0	$11.0	$28.0	$1,100	n/a[*3]	n/a	n/a
Missouri - MPS	6/1/2007	$45.2	n/a	$45.2	$918	10.25%	48.17%	8.40%
Missouri - L&P	6/1/2007	$13.6	n/a	$13.6	$186	10.25%	48.17%	8.93%

*1 KCP&L Kansas rate base amounts are approximate amounts since the cases were black box settlements
*2 ROE for Iatan 2 AFUDC calculation was set at 8.5%
*3 ROE for Iatan 2 AFUDC calculation was set at 8.3%

GREAT PLAINS ENERGY

• 2006 rate cases for KCP&L included 100 MW of new wind generation in rate base
• KCP&L 2007 cases included La Cygne Unit 1 SCR in rate base
• KCP&L reached settlements in Kansas in both 2006 and 2007
    >  Energy cost adjustment approved in 2007 case
    >  Energy efficiency rider approved in 2007 case
• MPS and L&P 2007 cases included Fuel Adjustment Clause for 95%
 recoverability of fuel costs over base amount
Recent Rate Case Outcomes

Rate Case	File Date	Annual Revenue Increase: Traditional	Annual Revenue Increase: Additional Amortization	Annual Revenue Increase: Total	Rate Base	Return on Equity	Rate-making Equity Ratio	Rate of Return
GMO- MPS	9/5/2008	$66.0	$0.0	$66.0	$1,202,225	10.75%	53.82%	8.93%
GMO- L&P	9/5/2008	$17.1	$0.0	$17.1	$305,034	10.75%	53.82%	9.29%
GMO- Steam	9/5/2008	$1.3	$0.0	$1.3	$14,557	10.75%	53.82%	9.29%
KCPL- MO	9/5/2008	$86.4	$15.1	$101.5	$1,503,146	10.75%	53.82%	8.69%
KCPL- KS	9/5/2008	$60.4	$11.2	$71.6	$1,255,419	10.75%	55.39%	8.75%
Total		**$231.2**	**$26.3**	**$257.5**	**$4,280,381**			

GREAT PLAINS ENERGY

• Requested ROE reasonable based on extensive cost of capital analysis
• Capital structure based on Great Plains Energy consolidated capital structure
    > Excludes short-term debt
    > Per the Aquila transaction approval, Kansas filing excludes Aquila cap structure impact and synergies
Summary of Rate Cases

Capital Components	Ratio	Cost*[1]	Weighted Cost
Debt	45.47%	6.32%	2.87%
Preferred stock	0.71%	4.29%	0.03%
Common equity	53.82%	10.75%	5.79%
TOTAL	100.00%		8.69%

Capital Components	Ratio	Cost	Weighted Cost
Debt	43.46%	6.32%	2.75%
Preferred stock	1.15%	4.29%	0.05%
Common equity	55.39%	10.75%	5.95%
TOTAL	100.00%		8.75%

GREAT PLAINS ENERGY

Requested Capital Structure - Missouri
Requested Capital Structure - Kansas
Note *1: Cost of debt varies by case as follows:
 KCPL MO- 6.32%, GMO MPS- 6.851%, GMO L&P (electric and steam)- 7.634%
Requested Capital Structure

3
2.5
2
1.5
1
0.5
0

2.0
1.5
1.0
0.5
0.0

5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0

GREAT PLAINS ENERGY

$1.0
$4.3
$1.5
KCP&L GMO
$2.8
KCP&L
$2.4
$1.1
$2.3
Rate Cases Filed
8/5/2008
KCP&L Historical Rate Base
Aquila (KCP&L GMO)
Historical Rate Base
Rates Effective
1/1/2007
Rates Effective
1/1/2008
Rates Effective
5/31/2007
Rates Effective
3/1/2006
Projected Combined Rate Base
March 31, 2009
(in billions)
Rate Base Growth

Spearville Wind Energy Facility
✓ 100MW completed on schedule and under budget
LaCygne
✓ Phase 1: Unit 1 SCR - Completed on schedule, under budget, and performing per specification
• Phase 2: Unit 1 - bag house and scrubber environmental upgrades:
    >  Project Definition Report completed in Q3 2007
    >  Evaluating upgrade of Unit 2 at the same time
Iatan Unit 1
✓ Expected to be in-service early 2009
Iatan Unit 2 Construction
• Expected to be in-service summer 2010.
Comprehensive Energy Plan

KCP&L (KS) Rate Case	(millions)
CEP	$37.5
Other Costs (non-fuel O&M & payroll)	$26.7
Plant Capital Investment:	$7.4
Initial rate increase	$71.6
CEP Breakdown	
Iatan 1 Environmental Retrofits:	$26.3
Amortization:	$11.2
	$37.5

53%
37%
10%

GREAT PLAINS ENERGY

70%
30%
CEP Breakdown
• Rate increase of 17.5% or $71.6 million based on test year base revenues of approximately $409 million (excluding fuel expense recovered through the energy cost adjustment mechanism)
• Utilizes calendar 2007 test year with April 30, 2009 true-up of plant; rates effective July 5, 2009
• No synergy amounts required to be shared in this filing
Docket number 09-KCPE-246-RTS
KCP&L (KS) Rate Case

KCP&L (MO) Rate Case	(millions)
Fuel Costs	$32.9
CEP	$45.1
Other Costs (O&M and payroll)	$27.0
Plant Capital Investment:	$6.5
Initial rate increase	$111.5
Net synergies	($10.0)
Total rate request	$101.5

CEP Breakdown	
Iatan 1 Environmental Retrofits:	$30.0
Amortization:	$15.1
	$45.1

27%
6%
32%
44%

GREAT PLAINS ENERGY

66%
34%
CEP Breakdown
• Rate increase of 17.5% or $101.5 million based on test year base revenues of approximately $580 million
• Utilizes calendar 2007 test year, with update based on October 31, 2008 financials and true-up as of April 30, 2009
• Synergies from Aquila transaction begin to flow to customers
Docket number ER-2009-0089
KCP&L (MO) Rate Case

KCP&L GMO (MPS) Rate Case	(millions)
Plant Environmental Retrofits:	$18.1
Other Costs (O&M and payroll)	$31.6
Plant Capital Investment:	$26.2
Initial rate increase	$75.9
Net synergies	($9.9)
Total rate request	$66.0

27%
40%
48%

GREAT PLAINS ENERGY

• The amount of the GMO (MPS) rate increase is 14.4% or $66.0 million based on test year revenue of approximately $460 million
• Continuation of fuel adjustment clause
Docket number ER-2009-0090
KCP&L GMO (MPS) Rate Case

KCP&L GMO (L&P Electric) Rate Case	(millions)
Iatan 1 Environmental Retrofits:	$14.1
Other Costs (O&M and payroll)	$2.4
Plant Capital Investment:	$3.4
Initial rate increase	$19.9
Net synergies	($2.8)
Total rate request	$17.1

20%
14%
82%

• 13.6% rate increase or $17.1 million based on test year revenues of approximately $125 million
• Continuation of fuel adjustment clause
Docket number ER-2009-0090
KCP&L GMO (L&P Electric) Rate Case

KCP&L GMO (L&P Steam) Rate Case	(millions)
Other Costs (O&M and payroll)	($1.0)
Plant Capital Investment:	$1.5
20% unrecovered fuel	$1.1
Initial rate increase	$1.6
Net synergies	($0.3)
Total rate request	$1.3

Great Plains Energy

• Requested rate increase of 7.7% or $1.3 million based on test year base revenue of approximately $17 million
• Requesting to continue the Quarterly Cost Adjustment (QCA) for fuel, but proposing to change the base amounts included in the tariff and to modify the recovery adjustment to reflect 100%
 recovery of the incremental costs
Docket number ER-2009-0091
KCP&L GMO (L&P Steam) Rate Case

Applications filed
with MPSC
Sept. 5, 2008
Staff conducts audit
of entire operations
Now - March 2009
Update of revenue
requirement model
based on Oct. 31,
2008. Submitted
approx. Jan. 1, 2009
Staff and interveners
file
March 2009
Rebuttal testimony
March 2009
Pre-hearing
conference
April 2009
True-up of revenue
requirement model
based on April 30,
2009 & submitted
early June 2009
Hearings
May 2009
Briefs
June 2009
Decision
July 2009
Rates implemented
August 5, 2009
Projected Missouri Regulatory Timeline

Great Plains Energy

Investor Presentation on 2008 Rate
Case Filings

September 9, 2008